SEC File No. 0-14189

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
    [   ] Preliminary Proxy Statement
    [X]   Definitive Proxy Statement
    [   ] Definitive Additional Materials
    [   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           CELTIC INVESTMENT,  INC.
               (Name of Registrant as Specified In Its Charter)

                               CELTIC INVESTMENT
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]   No Fee Required
[   ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[   ] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:
                                        N/A

      2)  Aggregate number of securities to which transaction applies:
                                        N/A

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                        N/A

      4) Proposed maximum aggregate value of transaction:
                                        N/A

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting free was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:
                                       N/A                        :

          2)  Form, Schedule or Registration Statement No.:
                                       N/A                        :

          3)  Filing Party:  N/A

                            CELTIC INVESTMENT, INC.
                       17 W. 220 22nd Street, Suite 420
                          Oakbrook Terrace, IL 60181

                                 ------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 ------------

                         To Be Held December 17, 1998

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Celtic Investment, Inc., an Illinois corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held December 17, 1998 (the "Meeting") and at any adjournment(s) thereof. The Meeting will be held at the Wyndham Garden Hotel, 17 W. 350 22nd Street, Oakbrook Terrace, IL 60181 at 4:00 p.m. local time. This Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Proxy were first sent or given to the Company's shareholders on or about November 15, 1998.

    The sole matter to come before the Meeting is the election of five (5) directors to the Board of Directors to serve until the 1999 Annual Meeting of Shareholders and thereafter until their successors are duly elected and qualified as is more fully described herein.

    There is being mailed herewith to each shareholder of record the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998. The date of this Proxy Statement is the approximate date on which this Proxy Statement and form of Proxy were first sent or given to shareholders.

                       RECORD DATE AND VOTING SECURITIES

    The securities of the Company entitled to vote at the Meeting consist of shares of the Company's common stock, $.001 par value. Only shareholders of record at the close of business on November 13, 1997, the record date for the Meeting, will be entitled to notice of and to vote at the Meeting. On the record date, the Company had outstanding 3,924,971shares of common stock. See
"Principal Shareholders and Security Ownership of Management" for information concerning beneficial ownership of the Company's common stock.

    Assuming a quorum is present, the five (5) nominees receiving the highest number of votes cast by the holders of the common stock will be elected as directors. There will be no cumulative voting in the election of directors.

    Abstentions are treated as present and entitled to vote at the Meeting. Therefore, abstentions will be counted in determining whether a quorum is present and will have the effect of a vote against a matter. A broker non-vote on a matter (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker or nominee does not have discretionary power to vote on a particular matter) is considered not entitled to vote on that matter and, thus, will not be counted in determining whether a quorum is present or whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved.

    All Proxies received pursuant to this solicitation will be voted at the Meeting and at any adjournments thereof as indicated in the Proxy. If no instructions are given, the persons named in the Proxy solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company listed below.

                            REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

                     GENERAL INFORMATION ABOUT THE COMPANY

    The Company is an Illinois corporation with its principal and executive offices located at 17 W. 220 22nd Street, Suite 420, Oakbrook Terrace, Illinois 60181, (630) 993-9010. The Company, through its wholly-owned subsidiaries, is engaged in the business of purchasing accounts receivable ("Factoring") and in the mortgage brokerage business.

          PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth information regarding shares of the Company's common stock owned beneficially as of December 13, 1998 by each director and nominee for director, each of the executive officers of the Company, all officers and directors as a group and each person known by the Company to beneficially own 5% or more of the outstanding shares of the Company's common stock. Except as may be indicated in the footnotes to the table, each of such persons has sole voting and investment power with respect to the shares beneficially owned. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under this Rule, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date:

Shareholder                                     Shares           Percent

Douglas P. Morris(1)(2)                         848,766           15.78%
515 Red Cypress Road
Cary, IL 60013

Howard D. Talks(1)(3)                           451,384            8.39%
P.O. Box 250
Palm Beach, FL 33480

Larry D. Meek (1)(4)                            375,401            6.98%
17W220 22nd St.. #420
Oakbrook Terrace, IL  60181

Frank Lucchese(1)(5)                            195,028            3.63%
17W220 22nd St.. #42o
Oakbrook Terrace, IL 60181

Reese Howell Jr. (1)(6)                         700,500           13.02%
102 West 500 South #300
Salt Lake City, Utah    84101

Robert Gregory (7)                               72,222            1.34%
3155 W. Big Beaver, Suite 216
Troy, MI 48084

All Officers and Directors                    2,663,301           49.50%
as a group (6 people) (8)
-----------

    (1) Except as otherwise noted, each stockholder has sole voting and investment power with respect to the shares beneficially owned. The Company had 3,924,971 shares outstanding on December 13, 1998. Options held by directors and officers totaled 1,435,000 shares.

    (2) A total of 208,527 of these shares are owned by Mr. Morris. The remaining 140,239 shares are owned by Hyacinth Resources. Inc., an affiliate of Mr. Morris. The number of shares listed includes 100,000 shares which may be issued upon the exercise of an option exercisable at a price of $1.00 per share. The number of shares listed includes 400,000 shares which may be issued upon the exercise of an option exercisable at a price of $1.25 per share. (See "Management Employment Agreement)

    (3) Mr. Talks and his wife Carol Hall are joint owners of these shares. The total includes 100,000 shares which may be issued upon the exercise of an option exercisable at a price of $1.00 per share.

    (4) The total includes up to 355,000 shares which may be issued upon the exercise of stock options granted in connection with Mr. Meek's employment at an exercise price of $1.00 per share (See Management Employment Agreement).

    (5) The total includes up to 180,000 shares which may be issued upon the exercise of stock options granted in connection with Mr. Lucchese's employment at an exercise price of $1.00 per share (See "Management Employment Agreement).

    (6) The total includes 305,500 shares issued in the stock for stock exchange of SLM and ADR, to Mr. Howell. In addition, 125,000 shares are being held in escrow for Mr. Howell based on a profitability operation formula of SLM and ADR. The total also includes 20,000 shares purchased in market transactions. The total also includes 250,000 shares which may be issued upon the exercise of an option at $1.00 per share. These shares relate to certain employment agreements between Mr. Howell and the Company, 75,000 of such shares are time based option shares and 175,000 are performance option shares based on a profitability formula of SLM and ADR. (See "Management Employment Agreement")

    (7) The total includes 22,222 shares owned by Westpointe Partners, L.P., an affiliate of Mr. Gregory. The total also includes 50,000 shares which may be issued upon the exercise of options exercisable between $1.00 and $1.87 per share.

     (8) Officers and directors beneficially own 1,208,301 of these shares. The balance is attributed to shares which may be issued upon the exercise of options.

                      PROPOSAL 1:  ELECTION OF DIRECTORS

General

      The Board of Directors are elected annually by the shareholders of the Company. The Board of Directors of the Company appoints the Board of Directors of the Company's wholly-owned subsidiaries, US Commercial Funding Corp., Goodman Factors, Inc. and Salt Lake Mortgage Corp. Pursuant to the Bylaws of the Company, the number of directors of the Company has been set at five members. It is proposed to elect five directors at this Meeting to hold office for a one-year term until the 1999 Annual Meeting of Shareholders and until their successors are duly elected and qualified. It is intended that the accompanying form of Proxy will be voted for the nominees set forth below, each of whom is presently a director of the Company. If, in the Board of Directors' judgment, some unexpected occurrence should make necessary the substitution of some other person or persons for any of the nominees, shares will be voted for such other person or persons as the Board of Directors may select. The Board of Directors is not aware that any nominee may be unable or unwilling to serve as a director.

      The following table sets forth for each nominee for election as a director his name, all positions with the Company held by him, his principal occupation, his age and the year in which he first became a director of the Company.

                                                                                     Director
Nominees          Principal Occupation                                               Age   Since

Douglas P.        Mr. Morris has been an officer and director of the                 43    1994
Morris            Company since July, 1994. Mr. Morris is, and has been
                  since 1988, the owner of H & M Capital Investments, Inc.,
                  a privately-held business consulting firm, H & M Capital
                  Investments, Inc. is engaged in consulting with
                  privately-held and publicly-held companies relating to
                  management, debt financing and equity financing. .  Mr.
                  Morris received his Masters Degree in Public
                  Administration at the University of Southern California in
                  1982 and his Bachelor of Arts Degree in Judicial
                  Administration from Brigham Young University in 1978.
                  Mr. Morris is a director and officer of Emerald Capital
                  Investments, Inc.  Mr. Morris is  a director of Millenniun
                  Electronics, Inc. and Dauphin Technology, Inc.

Howard D. Talks   Mr. Talks has been a director of the Company since July 1,         44    1994
                  1994.  Mr. Talks has been involved in the real estate
                  industry for the past 19 years.  Mr. Talks has developed
                  and/or purchased commercial and residential real estate
                  properties in Florida.  He has lectured at Dale Carnegie
                  seminars.  Mr. Talks attended Queensboro Community
                  College in New York.

Larry Meek        Mr. Meek became a director of the Company and President            46    1995
                  of USCF in August 1995.  He has over twenty years
                  experience in sales, marketing, general management, and
                  business development. From 1992 to 1995, he was the Vice
                  President of Sales and Marketing for Oxford Capital
                  Corporation.  Mr. Meek served in a number of positions
                  with Budget Rent A Car and Hertz Corporation prior to
                  Oxford Capital Corporation.  Mr. Meek earned his B.A. in
                  Business Administration from the University of
                  Mississippi.


                                      7





Reese Howell, Jr. Mr. Howell was appointed Senior Vice-President and a              30   1997
                  director of the Company in January 1997.  He also serves
                  as President and CEO of SLM and is a director of ADR.
                  Mr. Howell  was the founder of SLM and has been in the
                  mortgage industry since 1990.  Prior to entering the
                  mortgage industry  he was involved in the federal
                  procurement process for IBM's Federal  Systems Division.
                  Mr Howell obtained his B.S. in Finance and his M.B.A.
                  from the University of Utah.

Robert Gregory    Mr. Gregory was appointed a director of the Company in             40  1998
                  February 1998.  He is currently employed by Westpointe
                  Capital Management as President.  Mr. Gregory has over
                  20 years experience in finance and asset management with
                  such companies as Dart Energy and Union Texas
                  Petroleum.  Mr. Gregory earned a M.B.A. in finance and a
                  B.A. in economics from Michigan State University and a
                  B.B.A. in accounting from the University of Texas.




Committees and Meetings

      The Board of Directors held eight (8) meetings during the last fiscal year. All of the directors of the Company attended all meetings in person or telephonically. The Board of Directors also took various actions through unanimous written consent in lieu of meetings of directors.

      The only committee of the Board of Directors is the audit committee comprised of Howard Talks and Robert Gregory.

                            Executive Compensation

      The following table sets forth the aggregate compensation paid by the Company for services rendered during the last fiscal year to the Company's officers.

Summary Compensation Table

      The following table sets forth the aggregate compensation paid by the Company for services rendered during the last three calendar years to the Company's President and to the Company's most highly compensated executive officers whose annual salary and bonus exceeded $100,000:

                          SUMMARY COMPENSATION TABLE
                                                                           Long Term Compensation
                                                                           -----------------------
                                                                                 Awards                     Payouts

                    Annual Compensation(1)                 Other                                              All
                                                          Annual         Restricted   Securities    LTIP      Other
Name and              Fiscal                              Compen-          Stock      Underlying    Payouts   Compen-
Principal Position    Year         Salary      Bonus       satio           Award(s)    Option(s)              sation

________________________________________________________________________________________________________________________


Douglas P. Morris     1998         $41,224      $-0-       $-0-          $-0-          # 400,000(2)   $-0-    $-0-
                      1997         $26,000      $-0-       $-0-          $-0-          # -0-          $-0-    $-0-
                      1996         $26,000      $-0-       $-0-          $-0-          # -0-          $-0-    $-0-


                                          8



Larry Meek            1998        $143,548      $18,583    $-0-          $ -0-         # -0-          $-0-    $-0-
                      1997        $133,337      $-0-       $-0-          $ -0-         # 150,000(2)   $-0-    $-0-
                      1996        $125,000      $-0-       $-0-          $ -0-         # 560,000(2)   $-0-    $-0-

Frank Lucchese        1998        $111,485      $12,882    $-0-          $ -0-         #  35,000(3)   $-0-    $-0-
                      1997        $ 91,062      $-0-       $-0-          $ -0-         # 150,000(2)   $-0-    $-0-
                      1996        $ 85,000      $-0-       $-0-          $ -0-         # 140,000      $-0-    $-0-

Reese Howell Jr.      1998        $ 90,000      $-0-       $-0-          $ -0-         # -0-          $-0-    $-0-
                      1997        $ 37,500      $-0-       $-0-          $ -0-         # 560,000(2)   $-0-    $-0-
                      1996        $    -0-      $-0-       $-0-          $ -0-         # -0-          $-0-    $-0-


(1) See the discussions under the caption "Employment Contracts" regarding certain other compensation the named officer may be entitled to upon certain specified events.

(2) These options were granted pursuant to Employment Agreements.

(3) These Options were granted as performance bonus for fiscal year 1996, 1997 and 1998.

Stock Options Granted in Last Fiscal Year

The following table set forth grants of stock options made during the fiscal year ended June 30, 1998 to the employees of the Company.

                               Individual Grants

                                          % of Total
                                          Options/SARs
                  Number of Securities    Granted to    Exercise or
                  Underlying Options/     Employees in  Base Price   Expiration
Name              SARs Granted (#)        Fiscal Year   ($/Share)    Date

Douglas P. Morris       400,000            87.0%         $1.25       Various

Frank Lucchese (2 )      35,000             7.6%         $1.00       6/30/2003

(1) These Options are granted pursuant to an employment agreement The 100,000 signing bonus options have an expiration date of May 12, 2003. The 150,000 performance based options are granted based on a formula relating to the Company's performance. They expire five years after being earned. 150,000 time based options will vest in three equal installments on May 12, 1999, 2000, and 2001. These options are exercisable five years from the date of vesting.

(2) These Options are granted pursuant to a employment agreement and have a June 30, 2003 expiration date.

Aggregate Option Exercises and Number/Value of Unexercised Options

      The following table provides information concerning the exercise of options during the last fiscal year by persons named in the Summary Compensation Table, the number of unexercised options held by such persons at the end of the last fiscal year, and the value of such unexercised options as of such date:

              Shares                    Total Number of Unexercised   Value of Unexercised In-the-
              Acquired on     Value             Options at                 Money Options at
Name          Exercise (1) Realized ($)         6/30/98 (1)                   6/30/98 (1)
----          ------------ ------------ -----------------------------------------------------------
                                         Exercisable   Unexercisable   Exercisable   Unexercisable
Douglas P.         -0-          -0-        200,000      300,000          $100,000     $112,500
Morris
Larry Meek         -0-          -0-        355,000        -0-            $221,875     $  -0-
Frank              -0-          -0-        180,000        -0-            $112,500     $  -0-
Lucchese
Reese              -0-          -0-         37,500      212,500          $ 23,438     $132,813
Howell, Jr.


      1 An "In-the-Money" stock option is an option for which the market price of the company's Common Stock underlying the option on June 30, 1998 exceeded the option exercise price. The value shown is calculated by multiplying the number of unexercised options by the difference between
      (i) the average of the bid and ask price for the Common Stock on the NASDAQ Small Cap Market on June 30, 1998 of $1.625 and (ii) the exercise price of the stock options of $1.00 or $1.25..

Compensation of Directors

      During the year ended June 30, 1998 the Company paid no compensation to directors except under employment agreements set forth above in the Summary Compensation Table and below in "Employment Agreements."

Employment Agreements

      The Company is currently a party to the following Employment Agreements:

      Douglas P. Morris. In May 1998, the Company entered into an employment agreement with Mr. Morris. The agreement is for a term of three years and provides for an annual salary of $100,000 with cost of living increase provisions. The agreement granted Mr. Morris an option to purchase 400,000 shares of the Company's common stock exercisable at $1.25 per share. A total of 100,000 of such options vested on the date of the execution of the agreement. Options for 150,000 shares vest over three years - 50,000 shares on the anniversary date of the agreement. Options for the remaining 150,000 shares vest if certain financial performance is achieved by the Company.

     Larry D. Meek. On June 28, 1995, the Company and Mr. Meek entered into a three year Employment Agreement. The agreement provides for a signing bonus of $50,000 and a salary of $125,000 with annual cost of living adjustments not greater than 10%. Mr Meek is eligible for bonuses in subsequent years subject to the discretion of the Board of Directors. Mr Meek has been granted options to purchase 560,000 shares at $3.00 of the Company's common stock. Mr. Meek was granted 150,000 share options at $3.00 in July 1996. In June 1997, Mr. Meek canceled 355,000 options shares in consideration of the reduction in the Exercise Price from $3.00 to $1.00.

     Frank Lucchese. On June 28, 1995, the Company and Mr. Lucchese entered into a three year Employment Agreement. The agreement provides for a salary of $85,000 with annual cost of living adjustments not greater than 10%. Mr. Lucchese is eligible for bonuses in subsequent years subject to the discretion of the Board of Directors. Mr. Lucchese has been granted options to purchase 140,000 shares at $3.00 of the Company's common stock. Mr. Lucchese was granted 150,000 options on the Company's shares at $3.00 in July, 1996. In June 1997, Mr. Lucchese canceled 145,000 option shares in consideration of the reduction in the Exercise Price from $3.00 to $1.00. In April, 1998, Mr. Lucchese was granted options to purchase 35,000 shares at $1.00 of the Company's common stock.

     Martha Marroquin. On September 26, 1995, the Company and Ms. Marroquin entered into a three year Employment Agreement. The agreement provides for a salary of $45,000 with annual cost of living adjustments not greater than 10%. Ms. Marroquin is eligible for bonuses in subsequent years subject to the discretion of the Board of Directors. Ms. Marroquin has been granted options to purchase 50,000 shares at $3.00 of the Company's common stock. In June 1997, Ms. Marroquin canceled 25,000 option shares in consideration of the reduction of the Exercise Price from $3.00 to $1.00.

      Reese Howell Jr. On January 31, 1997, the Company and Mr. Howell entered into a five year Employment Agreement. The agreement provides for a salary of $90,000 with annual cost of living adjustments not greater than 10%. Mr. Howell is entitled to a bonus of 7.5% of pre-tax profits of SLM and ADR until such time as his annual compensation reaches $150,000. After the $150,000 threshold is met, Mr. Howell is entitled to an additional bonus of 1.5% of the pre-tax profits of SLM and ADR. Mr. Howell has been granted time based and performance based options to purchase 500,000 shares of the Company"s stock at $3.00 per share. The performance based options are contingent on the profitability of SLM and ADR. In June 1997, Mr. Howell agreed to cancel 250,000 options shares in consideration of the reduction in the Exercise Price from $3.00 to $1.00.

Incentive Plans

      The Company will likely adopt additional incentive compensation plans which might include incentive stock options, pension plans, or a profit sharing plan. The Company offers to employees a 401K plan. The Company made no contribution to the plan for the year ending June 30,1998.

Certain Transactions with Management

     Douglas P. Morris and Reese Howell, Jr., both of whom are officers and directors of the Company, each personally pledged 175,000 of their shares of the Company's common stock to Capital Resources Funding, Inc. to enable the Company to obtain a loan in the amount of $700,000. The loan proceeds were used to complete the acquisition of Goodman Factors, Inc.

      In September 1998, the Company borrowed $500,000 from affiliates of Robert Gregory, a director of the Company. The loan proceeds were used in the Goodman Factors purchase transaction. The loans are for a term of twelve months and bear interest at 14% per annum. There is also a quarterly success fee payable in the amount of $25,000 up to a maximum of $100,000. There is no prepayment penalty for repayment of the loan.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in Rule 16a-1(f)), directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements applicable to its officers, directors and 10% stockholders were complied with during the fiscal year ended June 30, 1998, except that Frank Lucchese and Robert Gregory each filed one Form 4 after the applicable deadline relating to the grant of options.

Recommendation of Board of Directors

      The Board of Directors recommends a vote FOR all of the aforementioned nominees for directors.

                 NOTICE OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has selected McGladdery & Pullen, independent auditors, to audit the consolidated financial statements for the fiscal year ending June 30, 1999. McGladdery & Pullen has served as the Company's independent auditors since 1996. Notwithstanding the selection, the Board of Directors, in its discretion, may direct appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders. Representatives of McGladdery & Pullen are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                                    GENERAL

     Management of the Company does not know of any matters other than the foregoing that will be presented for consideration at the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment.

      Shareholder proposals intended for presentation at the Company's 1998 Annual Meeting of Shareholders must be received by the Company at its principal offices at 17 W. 220 22nd Street, Suite 420, Oakbrook Terrace, IL 60181 not later than August 14, 1999.

      The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to their proposals and obtaining their proxies. A professional proxy solicitor will not be engaged.

      IN ORDER THAT YOUR SHARES MAY BE REPRESENTED, IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. IN THE EVENT YOU ARE ABLE TO ATTEND, WE WILL, IF YOU REQUEST, CANCEL THE PROXY.


                                        By Order of the Board of Directors



                                        /s/ Douglas P. Morris
                                        Douglas P. Morris
                                        President


November 14, 1998

                                     PROXY
                            CELTIC INVESTMENT, INC.
                        ANNUAL MEETING OF SHAREHOLDERS

                               December 17, 1998

                     THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS

      The undersigned hereby appoints Douglas P. Morris, President and director of Celtic Investment, Inc., or any member of the Board of Directors with power of substitution, to represent and vote on behalf of the undersigned all shares of common stock of Celtic Investment, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on December 17, 1998, at 4:00 p.m. and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the Proxy Statement for the meeting, receipt of which is hereby acknowledged.

1.  ELECTION OF DIRECTORS:

NOMINEES:  Robert Gregory, Reese Howell, Jr., Larry Meek,  Douglas P. Morris
           and  Howard D. Talks

            FOR [___]          AGAINST [____]          ABSTAIN [____]

            FOR all nominees except the following _____________________________

IN THEIR DISCRETION, Proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS SET FORTH ABOVE.

Please sign exactly as the name appears on your stock certificate. When shares are held by joint tenants, both should sign. Please return this Proxy in the enclosed envelope.

Dated: __________________          _______________________________________
                                   Signature

_________________________          _______________________________________
Number of shares owned             Please print name clearly



                               Return Proxy To:
                            Celtic Investment, Inc.
                       17 W. 220 22nd Street, Suite 420
                       Oakbrook Terrace, Illinois 60181

                            CELTIC INVESTMENT, INC.
                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held December 17, 1998

TO THE SHAREHOLDERS OF CELTIC INVESTMENT, INC.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Celtic Investment, Inc. (the "Company") will be held at the Wyndham Garden Hotel Oakbrook, 17 W. 350 22nd Street, Oakbrook Terrace, Illinois 60181 on December 17, 1998, at 4:00 p.m. local time, for the following purposes:

      1. To elect five (5) directors each to serve until the next Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified.

      2. To transact such other business as may come before the meeting or any adjournment or adjournments thereof.

      Only shareholders of record at the close of business on November 13, 1998 are entitled to notice of and to vote at the Annual Meeting.


                                 By Order of the Board of Directors


                                 /s/ Douglas P. Morris
                                  Douglas P. Morris President

Oakbrook Terrace, Illinois
November 14, 1998

_______________________________________________________________________________

       All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy.

_______________________________________________________________________________

November 12, 1998

U.S. Securities and
Exchange Commission
Washington, DC  20546

     Re:  Celtic Investment, Inc. (the "Company") 1998 Schedule 14A

To Whom It May Concern:

      Attached please find a Definitive Proxy Statement (Form 14A) for the Company in connection with its Annual Meeting of Shareholders. The only matter to be voted upon is theelection of Directors.

     If you have any questions in connection with the foregoing, please contact A.O. "Bud" Headman, Jr. at 801-532-2666.

                                   Sincerely,

                                   COHNE, RAPPAPORT & SEGAL


                                   /s/ A. O. Headman, Jr.
                                       A. O. Headman, Jr.